Short-term financings and long-term debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Our short-term financings and long-term debt outstanding as of December 31, 2011 and 2010 is classified as follows:

	December 31,
	2011	2010
	(in thousands)
Long-term debt, net of current portion	$7,009	$19,904
Current portion of long-term debt	2,753	12,940
Short-term financings	182	38,729
Short-term debt	2,935	51,669
Total debt	9,944	71,573
Less: Carrying value of debt placement fee(1)	(204)	(1,458)
Total debt, net of debt placement fee	$9,740	$70,115

(1)
Represents the carrying value of the 875,000 new shares issued to various parties in lieu of an arrangement fee and certain other fees incurred in connection with our term loans and revolving facility with Thor Luxembourg S.à.r.l. described below under "Debt Discounts" and arrangement fees incurred in connection with our term loan with Black Sea Trade and Development Bank.

Details of our long-term debt and short-term financings by facility as of December 31, 2011 are as follows:

Lender	Description / Term	Total Facility	Outstanding Amount	Interest Rate	Security/Covenant
Short-term financings:		(in thousands)
ICICI Bank	Working capital	$182	$182	ICICI I-Base +5.5%	Secured by assets of Air2Web India Pvt Ltd
Long-term debt:
BSTD	Term facility due September 2015	$8,611	$8,611	3 month Euribor + 4%	See below
ING	Term facility due April 2014	$1,151	$1,151	Fixed 4.05% to April 2012, then 3 month Eurobor + 2.5%	Secured by assets of Mobile Interactive Group, Ltd.
Total debt:		$9,944	$9,944

Future principal repayments under all debt arrangements as of December 31, 2011 are as follows:

Amount
(in thousands)
2012	$2,753
2013	2,995
2014	2,474
2015	1,722
Total	$9,944

Debt Covenants
Our loan facility with Black Sea Trade and Development Bank (BSTD) requires us to maintain a net debt to operating EBITDA ratio on an annual basis of not more than 3.00 to 1; an EBIT to Net Interest Expense ratio on an annual and semi-annual basis of not less than 1.60 to 1, and a ratio of total liabilities to shareholders' equity on an annual and semi-annual basis of not more than 2.00 to 1. As of December 31, 2011 we were in compliance with all of the covenants under this facility.
Secured Borrowings and Collateralized Receivables
We have historically transferred certain trade receivables to financial institutions that are accounted for as secured borrowings. The transferred receivables serve as collateral under the receivable sales facilities. The carrying value of the collateralized receivables approximates the carrying value of the equivalent secured borrowings. As of December 31, 2011, none of our accounts receivable were pledged as security against borrowings. As of December 31, 2010, we had pledged $10.7 million of our accounts receivable as security against short-term loans. The collateralized receivables are presented at their net present value. The interest rate implicit in the collateralized receivables was 6.0% as of December 31, 2010.
The average effective interest rates of our borrowing facilities as of December 31, 2011 ranged from 4.0% to 15.5%. The average effective interest rates of our borrowing facilities as of December 31, 2010 ranged from 2.3% to 20%.
Interest expense related to servicing of our borrowing facilities is summarized below:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Interest expense:
Long-term loans	$1,795	$3,649	$608
Short-term loans	553	1,659	553
Finance costs on factoring of receivables	1,631	1,059	532
Other interest costs	961	256	360
Accretion of debt discount and deferred purchase consideration	2,621	1,576	367
Total interest expense	7,561	8,199	2,420
Less: Interest income	(172)	(130)	(50)
Net interest expense	$7,389	$8,069	$2,370